UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 13, 2010

Golden Key International Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53027	33-0944402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Dalian Vastitude Media Group
8th Floor, Golden Name Commercial Tower
68 Renmin Road, Zhongshan District, Dalian, P.R. China
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

116001
(Zip Code)

86-0411-82728168
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 13, 2010, Golden Key International, Inc. (the “Company”) was notified that the audit practice of Bagell, Josephs, Levine & Company, LLP, the Company’s independent registered public accounting firm (“BJL”), was combined with Friedman LLP (“Friedman”) effective as of January 1, 2010. On January 13, 2010, BJL resigned as the independent registered public accounting firm of the Company and, with the approval of the Company’s Board of Directors, Friedman was engaged as the Company’s independent registered public accounting firm.

During the two years ended June 30, 2009 and 2008 and from June 30, 2009 through the engagement of Friedman as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted Friedman with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”), with BJL, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

BJL was engaged as the Company’s independent accountants on December 8, 2009. From
December 8, 2009 through January 13, 2010, there were no (i) disagreements between the Company and BJL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused BJL to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished BJL with a copy of this report prior to filing with the SEC and requested that BJL furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to BJL’s audit services and engagement as the Company’s independent registered public accounting firm. BJL has furnished a letter addressed to the SEC dated January 13, 2010, a copy of which is attached hereto as Exhibit 16.0.

Item 9.01   Financial Statements and Exhibits

       (d)   The following exhibits are filed with this report:

       Exhibit     Description
       Number

         16.0        Letter from BJL dated January 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2010

Golden Key International Inc.

By:	/s/ Guojun Wang
Name: Guojun Wang Title: Chief Executive Officer